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                                                                    EXHIBIT 10.4


                       ASSIGNMENT AND ASSUMPTION AGREEMENT

      This ASSIGNMENT AND ASSUMPTION AGREEMENT ("Assignment") is entered into among Lone Star U.S. Acquisitions, LLC, a Delaware limited liability company ("Assignor"), LSF3 Capital Investments I, LLC, a Delaware limited liability company, and LSF3 Capital Investments II, LLC, a Delaware limited liability company ("Assignees," and each, an "Assignee"), effective as of March 9, 2001.

      WHEREAS, Assignor is a party to that certain Amended and Restated Stock Purchase Agreement (the "Agreement") among the Stockholders (as defined in the Agreement), Assignor, and Lone Star Fund III (U.S.), L.P., a Delaware limited partnership, dated as of February 27, 2001; and

      WHEREAS, effective as of March 9, 2001 (the "Effective Time"), Assignor desires to assign, and each Assignee desires to acquire, Assignor's rights, titles and interests as Buyer under the Agreement.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Assignor hereby transfers, assigns and conveys to Assignees, and each of them, all of Assignor's rights, titles and interests as Buyer in, under and to the Agreement.

      1. Assignment and Assumption.

            (a) As of the Effective Time, Assignor hereby sells, transfers and assigns to Assignees, and each of them, all of Assignor's rights, titles and interests as Buyer in, under and to the Agreement, free and clear of any and all claims, pledges, liens, security interests or other encumbrances (collectively, "Encumbrances").

            (b) As of the Effective Time, each Assignee hereby acquires and accepts from Assignor all of Assignor's rights, titles and interests in, under and to the Agreement and assumes all obligations related to the Agreement.

      2. Warranties and Covenants.

            (a) Assignor. As a material inducement for and in consideration of Assignees' obligations under this Assignment, Assignor represents and warrants to each Assignee that (i)Assignor has all requisite power and authority to transfer and assign the Agreement to such Assignee and to perform its obligations under this Assignment, (ii) neither this Assignment nor any transaction contemplated hereby violates any law or agreement by which Assignor is bound, and (iii) Assignor owns, and (upon consummation of the transactions contemplated by this Assignment) Assignees will acquire, all right, title and interest in and to the Agreement, free and clear of all Encumbrances.

            (b) Assignees. As a material inducement for and in consideration of Assignor's transfer of the Agreement, each Assignee represents and warrants to Assignor that (i) Assignee has all requisite power and authority to perform its obligations under this Assignment,


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and (ii) neither this Assignment nor any transaction contemplated hereby violates any law or agreement by which any Assignee is bound.

      3. Miscellaneous.

            (a) Entire Agreement. This Assignment sets forth the entire agreement and understanding, and supersedes any prior agreements and understandings, written or oral, of the parties with respect to the subject matter hereof.

            (b) Amendments. This Assignment may not be amended except by written agreement signed by each party against whom such amendment is sought to be enforced.

            (c) Assignment. Neither this Assignment nor any right or obligation hereunder may be assigned in whole or in part by any party without the written consent of all parties hereto. This Assignment shall benefit and bind the parties hereto and their respective successors and permitted assigns.

            (d) Choice of Law. This Assignment shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas (without regard to any such laws pertaining to conflicts of laws) applicable to contracts executed and performed in such state.

            (e) Counterparts. This Assignment may be executed in one or more counterparts, all of which shall constitute one and the same instrument.

            (f) Interpretation. Whenever in this Assignment the singular number is used, the same shall include the plural where appropriate (and vice versa), and words of any gender shall include each other gender where appropriate. As used in this Assignment, "or" shall mean "and/or," and "including" or "include" shall mean "including without limitation."

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      IN WITNESS WHEREOF, this Assignment has been executed and delivered on
March 9, 2001.

Assignor:                                   LONE STAR U.S. ACQUISITIONS, LLC



                                            By:  /s/ J.D. Dell
                                               ---------------------------------
                                            Name:  J.D. Dell
                                                 -------------------------------
                                            Title:  Sr. Vice President
                                                  ------------------------------

Assignees:                                  LSF3 CAPITAL INVESTMENTS I, LLC


                                            By:  /s/ J.D. Dell
                                               ---------------------------------
                                            Name:  J.D. Dell
                                                 -------------------------------
                                            Title:  President
                                                  ------------------------------

                                            LSF3 CAPITAL INVESTMENTS II, LLC.


                                            By:  /s/ J.D. Dell
                                               ---------------------------------
                                            Name:  J.D. Dell
                                                 -------------------------------
                                            Title:  President
                                                  ------------------------------










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